Exhibit 99.1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of
Entergy Gulf States Louisiana, L.L.C.
Baton Rouge, Louisiana

We have audited the accompanying balance sheets of Entergy Gulf States Louisiana, L.L.C. (the “Company”) as of December 31, 2013 and 2012, and the related income statements, statements of comprehensive income, statements of cash flows, and statements of changes in equity for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Entergy Gulf States Louisiana, L.L.C. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New Orleans, Louisiana
February 27, 2014

ENTERGY GULF STATES LOUISIANA, L.L.C.
INCOME STATEMENTS
	For the Years Ended December 31,
	2013	2012	2011
	(In Thousands)
OPERATING REVENUES
Electric	$1,881,895	$1,606,165	$2,069,548
Natural gas	59,238	48,729	64,861
TOTAL	1,941,133	1,654,894	2,134,409
OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and
gas purchased for resale	286,625	194,878	437,301
Purchased power	731,611	562,247	780,711
Nuclear refueling outage expenses	20,345	17,565	18,227
Other operation and maintenance	398,589	361,415	351,070
Decommissioning	15,908	15,024	14,189
Taxes other than income taxes	80,307	76,295	75,858
Depreciation and amortization	150,929	146,673	143,387
Other regulatory charges (credits) - net	9,482	31,835	(17,045)
TOTAL	1,693,796	1,405,932	1,803,698
OPERATING INCOME	247,337	248,962	330,711
OTHER INCOME
Allowance for equity funds used during construction	8,062	8,694	9,094
Interest and investment income	52,953	42,773	40,945
Miscellaneous - net	(11,567)	(8,928)	(8,799)
TOTAL	49,448	42,539	41,240
INTEREST EXPENSE
Interest expense	81,118	83,251	84,356
Allowance for borrowed funds used during construction	(2,814)	(3,343)	(3,745)
TOTAL	78,304	79,908	80,611
INCOME BEFORE INCOME TAXES	218,481	211,593	291,340
Income taxes	56,819	52,616	89,736
NET INCOME	161,662	158,977	201,604
Preferred distribution requirements and other	825	825	825
EARNINGS APPLICABLE TO
COMMON EQUITY	$160,837	$158,152	$200,779
See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF COMPREHENSIVE INCOME
	For the Years Ended December 31,
	2013	2012	2011
	(In Thousands)
Net Income	$161,662	$158,977	$201,604
Other comprehensive income (loss)
Pension and other postretirement liabilities
(net of tax expense (benefit) of $34,126, $8,732, and ($16,556))	37,027	4,381	(29,306)
Other comprehensive income (loss)	37,027	4,381	(29,306)
Comprehensive Income	$198,689	$163,358	$172,298
See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CASH FLOWS
	For the Years Ended December 31,
	2013	2012	2011
	(In Thousands)
OPERATING ACTIVITIES
Net income	$161,662	$158,977	$201,604
Adjustments to reconcile net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	223,420	214,929	207,753
Deferred income taxes, investment tax credits, and non-current taxes accrued	86,125	92,523	(4,845)
Changes in working capital:
Receivables	(61,561)	87,089	(82,221)
Fuel inventory	412	(3,718)	2,578
Accounts payable	24,694	(1,725)	(58,981)
Prepaid taxes and taxes accrued	(43,029)	(86,346)	148,313
Interest accrued	371	(647)	(1,177)
Deferred fuel costs	(10,573)	(96,230)	74,877
Other working capital accounts	(5,434)	(5,548)	(4,600)
Changes in provisions for estimated losses	(60,084)	(2,222)	1,353
Changes in other regulatory assets	123,254	(73,082)	(77,713)
Changes in pension and other postretirement liabilities	(140,643)	83,440	112,736
Other	136,112	(21,232)	(37,562)
Net cash flow provided by operating activities	434,726	346,208	482,115
INVESTING ACTIVITIES
Construction expenditures	(267,122)	(284,458)	(219,307)
Allowance for equity funds used during construction	8,062	8,694	9,094
Nuclear fuel purchases	(141,176)	(51,610)	(87,901)
Proceeds from sale of nuclear fuel	19,401	67,632	9,647
Payment to storm reserve escrow account	(29)	(99)	(124)
Receipts from storm reserve escrow account	65,475	3,364	—
Proceeds from nuclear decommissioning trust fund sales	193,792	131,042	76,844
Investment in nuclear decommissioning trust funds	(213,122)	(150,601)	(94,922)
Change in money pool receivable - net	(1,925)	23,596	39,407
Proceeds from the sale of investment	—	51,000	—
Net cash flow used in investing activities	(336,644)	(201,440)	(267,262)
FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt	69,770	74,251	—
Retirement of long-term debt	(75,000)	(70,840)	(47,340)
Change in money pool payable - net	(7,074)	7,074	—
Changes in credit borrowings - net	14,800	(29,400)	5,200
Dividends/distributions paid:
Common equity	(119,900)	(114,200)	(301,950)
Preferred membership interests	(825)	(825)	(825)
Other	42	13	(266)
Net cash flow used in financing activities	(118,187)	(133,927)	(345,181)
Net increase (decrease) in cash and cash equivalents	(20,105)	10,841	(130,328)
Cash and cash equivalents at beginning of period	35,686	24,845	155,173
Cash and cash equivalents at end of period	$15,581	$35,686	$24,845
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$77,882	$80,848	$82,413
Income taxes	$5,064	$89,191	($56,289)
See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
ASSETS
	December 31,
	2013	2012
	(In Thousands)
CURRENT ASSETS
Cash and cash equivalents:
Cash	$1,739	$35,085
Temporary cash investments	13,842	601
Total cash and cash equivalents	15,581	35,686
Accounts receivable:
Customer	69,648	53,480
Allowance for doubtful accounts	(909)	(711)
Associated companies	107,723	71,697
Other	22,945	18,736
Accrued unbilled revenues	58,867	51,586
Total accounts receivable	258,274	194,788
Deferred fuel costs	9,625	—
Fuel inventory - at average cost	26,555	26,967
Materials and supplies - at average cost	122,909	121,289
Deferred nuclear refueling outage costs	25,975	5,953
Prepaid taxes	22,008	—
Gas hedge contracts	2,238	—
Prepayments and other	12,452	7,911
TOTAL	495,617	392,594
OTHER PROPERTY AND INVESTMENTS
Investment in affiliate preferred membership interests	289,664	289,664
Decommissioning trust funds	573,744	477,391
Non-utility property - at cost (less accumulated depreciation)	174,134	165,410
Storm reserve escrow account	21,538	86,984
Other	14,145	13,404
TOTAL	1,073,225	1,032,853
UTILITY PLANT
Electric	7,400,689	7,279,953
Natural gas	143,902	135,723
Construction work in progress	105,314	125,448
Nuclear fuel	196,508	146,768
TOTAL UTILITY PLANT	7,846,413	7,687,892
Less - accumulated depreciation and amortization	4,071,762	4,003,385
UTILITY PLANT - NET	3,774,651	3,684,507
DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Regulatory asset for income taxes - net	165,456	171,051
Other regulatory assets	321,466	409,653
Deferred fuel costs	100,124	100,124
Other	12,049	12,337
TOTAL	599,095	693,165
TOTAL ASSETS	$5,942,588	$5,803,119
See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
LIABILITIES AND EQUITY
	December 31,
	2013	2012
	(In Thousands)
CURRENT LIABILITIES
Currently maturing long-term debt	$—	$75,000
Accounts payable:
Associated companies	95,853	89,377
Other	103,314	97,509
Customer deposits	51,839	48,265
Taxes accrued	—	21,021
Accumulated deferred income taxes	36,330	22,249
Interest accrued	25,808	25,437
Deferred fuel costs	—	948
Pension and other postretirement liabilities	9,065	7,803
System agreement cost equalization	15,000	—
Gas hedge contracts	—	2,620
Other	19,032	11,999
TOTAL	356,241	402,228
NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	1,512,547	1,403,195
Accumulated deferred investment tax credits	75,295	78,312
Other regulatory liabilities	159,429	103,444
Decommissioning and asset retirement cost liabilities	403,084	380,822
Accumulated provisions	37,146	97,230
Pension and other postretirement liabilities	274,315	416,220
Long-term debt	1,527,465	1,442,429
Long-term payables - associated companies	27,900	29,510
Other	108,189	66,725
TOTAL	4,125,370	4,017,887
Commitments and Contingencies
EQUITY
Preferred membership interests without sinking fund	10,000	10,000
Member's equity	1,479,179	1,438,233
Accumulated other comprehensive loss	(28,202)	(65,229)
TOTAL	1,460,977	1,383,004
TOTAL LIABILITIES AND EQUITY	$5,942,588	$5,803,119
See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CHANGES IN EQUITY
For the Years Ended December 31, 2013, 2012, and 2011
		Common Equity
	Preferred Membership Interests	Member's Equity	Accumulated Other Comprehensive Income (Loss)	Total
	(In Thousands)
Balance at December 31, 2010	$10,000	$1,494,593	($40,304)	$1,464,289
Net income	—	201,604	—	201,604
Other comprehensive loss	—	—	(29,306)	(29,306)
Dividends/distributions declared on common equity	—	(301,950)	—	(301,950)
Dividends/distributions declared on preferred membership interests	—	(825)	—	(825)
Other	—	(36)	—	(36)
Balance at December 31, 2011	$10,000	$1,393,386	($69,610)	$1,333,776
Net income	—	158,977	—	158,977
Member contribution	—	1,000	—	1,000
Other comprehensive income	—	—	4,381	4,381
Dividends/distributions declared on common equity	—	(114,200)	—	(114,200)
Dividends/distributions declared on preferred membership interests	—	(825)	—	(825)
Other	—	(105)	—	(105)
Balance at December 31, 2012	$10,000	$1,438,233	($65,229)	$1,383,004
Net income	—	161,662	—	161,662
Other comprehensive income	—	—	37,027	37,027
Dividends/distributions declared on common equity	—	(119,900)	—	(119,900)
Dividends/distributions declared on preferred membership interests	—	(825)	—	(825)
Other	—	9	—	9
Balance at December 31, 2013	$10,000	$1,479,179	($28,202)	$1,460,977
See Notes to Financial Statements.